SECTION 906 CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Master Trust, hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended February 28, 2010 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


                                           /s/ Karla M. Rabusch
                                           ------------------------
                                           Karla M. Rabusch
                                           President
                                           Wells Fargo Master Trust

                                           Date: April 23, 2010

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.


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                            SECTION 906 CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Master Trust, hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended February 28, 2010 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


                                           /s/ Kasey L. Phillips
                                           ------------------------
                                           Kasey L. Phillips
                                           Treasurer
                                           Wells Fargo Master Trust

                                           Date: April 23, 2010

This certification is being furnished to the Securities and Exchnage Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.